SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X ]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]           Definitive Proxy Statement
[   ]           Definitive Additional Materials
[   ]           Soliciting Material Pursuant to Sec. 240.14a-12

The Huntington Funds
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]           No fee required.
[  ]           Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

[  ]           Fee paid previously with preliminary proxy materials.
[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
____________________________________________________________

2)	Form, Schedule or Registration Statement No.:
____________________________________________________________

3)	Filing Party:
____________________________________________________________

4)	Date Filed:
____________________________________________________________

PRELIMINARY

THE HUNTINGTON FUNDS
Huntington Tax-Free Money Market Fund
Huntington Money Market Fund
Huntington Ohio Municipal Money Market Fund
Huntington U.S. Treasury Money Market Fund
Huntington Dividend Capture Fund
Huntington Growth Fund
Huntington Income Equity Fund
Huntington International Equity Fund
Huntington Macro 100 Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Real Strategies Fund
Huntington Rotating Markets Fund
Huntington Situs Fund
Huntington Technical Opportunities Fund
Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Short/Intermediate Fixed Income Securities Fund
Huntington Balanced Allocation Fund
Huntington Conservative Allocation Fund
Huntington Growth Allocation Fund
Huntington VA Balanced Fund
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund
Huntington VA Mortgage Securities Fund

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders of The Huntington Funds (the “Special Meeting”) scheduled for January 29, 2010 at 2:00 p.m., Eastern time. This information will provide you with details of the proposals to be voted on at the Special Meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund(s). If you complete and sign the proxy, we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board of Trustees’ recommendations.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE HUNTINGTON FUNDS MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

We welcome your comments. If you have any questions, call 1-800-253-0412.

THE HUNTINGTON FUNDS

A LETTER FROM THE PRESIDENT

Dear Shareholder:

I am writing to request that you consider important matters relating to your investment in The Huntington Funds (the “Trust”) in connection with a special meeting of shareholders (the “Special Meeting”) of the Trust’s portfolios listed on the previous page (each, a “Fund”, and collectively, the “Funds”), to be held on January 29, 2010 at 2:00 p.m., Eastern time, at the Trust’s address at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Trust and the Funds.

I am sure that, like most people, you lead a busy life and are tempted to put this proxy aside for another day. Please don’t! Your vote for the proposals set forth below will make a measurable difference in the quality and value of the services you receive from the Funds. Also, your vote will help the Funds avoid additional expenses for follow-up mailings and telephone calls when shareholders do not return their proxies.

The Board of Trustees (the “Board) of the Trust recommends that shareholders cast their votes in favor of:

1.           Electing three individuals to the Board of Trustees of the Trust – TO BE VOTED ON BY ALL SHAREHOLDERS OF THE TRUST.

We ask you to confirm the Board’s recommendation by electing AlistairJessiman, B. Randolph Bateman and William H. Zimmer III to the Boardof Trustees of the Trust. These individuals have not previously been elected by shareholders.

2.           Amending Huntington Short/Intermediate Fixed Income Securities Fund’s fundamental investment goal – TO BE VOTED ON BY ALL SHAREHOLDERS OF THE FUND AFFECTED.

To give you the greatest convenience possible in voting, you may vote in one of four ways:

1.  By filling out, signing and returning the enclosed proxy card,

2.  By attending the Special Meeting and voting in person,

3.  By calling toll-free _________________, or

4.  Online through the website __________________.

Sincerely,

__________________
B. Randolph Bateman
President

PRELIMINARY

THE HUNTINGTON FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 29, 2010

A Special Meeting of the shareholders of THE HUNTINGTON FUNDS (the “Trust”) will be held at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, at 2:00 p.m. (Eastern time), on January 29, 2010 for the following purposes:

(1)	To elect three (3) Trustees, each to hold office for the term indicated (to be voted upon by all shareholders of the Trust);

(2)	To change the fundamental investment goal of Huntington Short/Intermediate Fixed Income Securities Fund (to be voted upon by shareholders of the affected Fund only); and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees has fixed November 17, 2009, as the record date for determination of shareholders entitled to vote at the meeting.

By Order of the Board ofTrustees

______________________
Alicia G. Powell
Secretary

December  __, 2009

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

About the Proxy Solicitation and the Special Meeting
Proxies, Quorum and Voting at the Meeting

Proposal 1 - Election of Three Trustees

Proposal 2 – Change in Fundamental Investment Goal of Huntington Short/Intermediate Fixed Income Securities Fund

Information About the Trust

Nominees, Trustees and Officers
Board of Trustees
Officers
Committees of the Board of Trustees
Independent Auditors
Share Ownership of the Funds

Other Matters and Discretion of Attorneys Named in the Proxy

Nominating Committee Charter	Exhibit A

THE HUNTINGTON FUNDS
Huntington Tax-Free Money Market Fund
Huntington Money Market Fund
Huntington Ohio Municipal Money Market Fund
Huntington U.S. Treasury Money Market Fund
Huntington Dividend Capture Fund
Huntington Growth Fund
Huntington Income Equity Fund
Huntington International Equity Fund
Huntington Macro 100 Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Real Strategies Fund
Huntington Rotating Markets Fund
Huntington Situs Fund
Huntington Technical Opportunities Fund
Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Short/Intermediate Fixed Income Securities Fund
Huntington Balanced Allocation Fund
Huntington Conservative Allocation Fund
Huntington Growth Allocation Fund
Huntington VA Balanced Fund
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund
Huntington VA Mortgage Securities Fund

2960 N. Meridian Street
Suite 300
Attn: Huntington Funds Officer
Indianapolis, IN 46208

PROXY STATEMENT

About the Proxy Solicitation and the Special Meeting

The enclosed proxy is solicited on behalf of the Board of Trustees (“Board” or “Trustees”) of The Huntington Funds (the “Trust”).  The Trust consists of 35 portfolios:  Huntington Tax-Free Money Market Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund,
Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Real Strategies Fund, Huntington Rotating Markets Fund, Huntington Situs Fund, Huntington Technical Opportunities Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, Huntington Short/Intermediate Fixed Income Securities Fund, Huntington Balanced Allocation Fund, Huntington Conservative Allocation Fund, Huntington Growth Allocation Fund, Huntington VA Balanced Fund,
Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Real Strategies Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Fund, Huntington VA Mortgage Securities Fund (the “Fund” and collectively, the “Funds”). The proxies will be voted at the special meeting of shareholders to be held on January 29, 2010,  at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208,  at 2:00 p.m. (Eastern time) (the "Special Meeting").

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust.  In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose.   Such solicitations may be by telephone, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

The purposes of the Special Meeting are set forth in the accompanying Notice.  The Trustees know of no business that will be presented for consideration at the Special Meeting other than those mentioned in the Notice.   Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This Proxy Statement and the enclosed proxy cards are expected to first be mailed on or about December 18, 2009 to shareholders of record at the close of business on November 17, 2009 (the "Record Date").   On the Record Date, the Trust had outstanding the following number of shares of beneficial interest, respectively (the “Shares”), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total Shares consist of:

[TO COME ON RECORD DATE]

Fund                                                                                     Number of Shares of Beneficial Interest
Huntington Tax-Free Money Market Fund – Class A Shares
Huntington Tax-Free Money Market Fund – Institutional Shares
Huntington Money Market Fund – Class  A Shares
Huntington Money Market Fund – Class  B Shares
Huntington Money Market Fund – Institutional Shares
Huntington Money Market Fund – Interfund Shares
Huntington Ohio Municipal Money Market Fund – Class A Shares
Huntington Ohio Municipal Money Market Fund – Institutional Shares
Huntington U.S. Treasury Money Market Fund – Class A Shares
Huntington U.S. Treasury Money Market Fund – Institutional Shares
Huntington Dividend Capture Fund – Class A Shares
Huntington Dividend Capture Fund – Class B Shares
Huntington Dividend Capture Fund – Institutional Shares
Huntington Growth Fund – Class A Shares
Huntington Growth Fund – Class B Shares
Huntington Growth Fund – Institutional Shares
Huntington Income Equity Fund – Class A Shares
Huntington Income Equity Fund – Class B Shars
Huntington Income Equity Fund – Institutional Shares
Huntington International Equity Fund – Class A Shares
Huntington International Equity Fund – Class B Shares
Huntington International Equity Fund – Institutional Shares
Huntington Macro 100 Fund – Class A Shares
Huntington Macro 100 Fund – Class B Shares
Huntington Macro 100 Fund – Institutional Shares
Huntington Mid Corp America Fund – Class A Shares
Huntington Mid Corp America Fund – Class B Shares
Huntington Mid Corp America Fund – Institutional Shares
Huntington New Economy Fund – Class A Shares
Huntington New Economy Fund – Class B Shares
Huntington New Economy Fund – Institutional Shares
Huntington Real Strategies Fund – Class A Shares
Huntington Real Strategies Fund – Class B Shares
Huntington Real Strategies Fund – Institutional Shares
Huntington Rotating Markets Fund – Class A Shares
Huntington Rotating Markets Fund – Class B Shares
Huntington Rotating Markets Fund – Institutional Shares
Huntington Situs Fund – Class A Shares
Huntington Situs Fund – Class B Shares
Huntington Situs Fund – Institutional Shares
Huntington Technical Opportunities Fund – Class A Shares
Huntington Technical Opportunities Fund – Class B Shares
Huntington Technical Opportunities Fund – Institutional Shares
Huntington Fixed Income Securities Fund – Class A Shares
Huntington Fixed Income Securities Fund – Class B Shares
Huntington Fixed Income Securities Fund – Institutional Shares
Huntington Intermediate Government Income Fund – Class A Shares
Huntington Intermediate Government Income Fund – Class B Shares
Huntington Intermediate Government Income Fund – Institutional Shares
Huntington Mortgage Securities Fund – Class A Shares
Huntington Mortgage Securities Fund – Class B Shares
Huntington Mortgage Securities Fund – Institutional Shares
Huntington Ohio Tax-Free Fund – Class A Shares
Huntington Ohio Tax-Free Fund – Class B Shares
Huntington Ohio Tax-Free Fund – Institutional Shares
Huntington Short/Intermediate Fixed Income Securities Fund – Class A Shares
Huntington Short/Intermediate Fixed Income Securities Fund – Institutional Shares
Huntington Balanced Allocation Fund
Huntington Conservative Allocation Fund
Huntington Growth Allocation Fund
Huntington VA Balanced Fund
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA International Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund
Huntington VA Real Strategies Fund
Huntington VA Rotating Markets Fund
Huntington VA Situs Fund
Huntington VA Mortgage Securities Fund

The Trust’s Annual Reports, which include audited financial statements for the fiscal year ended December 31, 2008, were mailed to shareholders on or about January 29, 2009.  The Trust will furnish the semi-annual reports, which contain unaudited financial statements for the six months ended June 30, 2009, or the annual reports, without charge upon either written or telephonic request.   The Trust’s principal executive office is located at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.  The Funds’ toll-free telephone number is 1-800-253-0412.

Proxies, Quorum and Voting at the Meeting

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. There is no cumulative voting in the election of Trustees.  Interests may be voted in person or by proxy. Proxies may be in written, telephonic or electronic form.

In order to hold the Special Meeting, a “quorum” of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting for the approval of the election of Trustees; and holders of one-third of the total number of outstanding shares of Huntington Short/Intermediate Fixed Income Securities Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting for the approval of the proposal to approve its investment goal.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposals.

Insurance company separate accounts, as shareholders of the Huntington VA Balanced Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Income Equity Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Real Strategies Fund, Huntington VA Rotating Markets Fund, Huntington VA Situs Fund and Huntington VA Mortgage Securities Fund (each, a “Variable Annuity Fund”), will request voting instructions from the owners of variable life insurance policies and variable annuity contracts (“Variable Contract Owners”) of the separate accounts, and will vote the accounts’ shares or other voting interests in the Variable Annuity Fund in proportion to the voting instructions received. Each separate account is required to vote its shares of a Variable Annuity Fund in accordance with instructions received from Variable Contract Owners.  Each separate account is also required to vote shares of a Variable Annuity Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company’s variable accounts in the aggregate. Variable Contract Owners are permitted to give instructions to the Variable Annuity Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners.

If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality, vote to adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s).  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on any proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

Subject to any applicable requirement of law or of the Trust’s Declaration of Trust of the By-Laws, a plurality of the votes cast shall elect a Trustee; a “majority of the outstanding voting securities” of Huntington Short/Intermediate Fixed Income Securities Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) is required to change its fundamental investment goal; and all other matters shall be decided by a majority of the votes cast and entitled to vote thereon.

PROPOSAL 1 - ELECTION OF THREE TRUSTEES

The Board of Trustees of the Trust currently consists of six (6) Trustees: David S. Schoedinger, Mark D. Shary, Thomas J. Westerfield, Tadd C. Seitz, B. Randolph Bateman and William H. Zimmer, III. Except for B. Randolph Bateman and William H. Zimmer III, each of the Trustees currently serving on the Board was previously elected as Trustee by shareholders of the Trust and, except for B. Randolph Bateman and Thomas J. Westerfield, is not an “interested person” as defined under the 1940 Act (hereinafter referred to as an “Independent Trustee”).

At the November 2009 Nominating Committee meeting of the Trust,  the Independent Trustees nominated Alistair Jessiman to serve as an Independent Trustee of the Trust, effective the date of his election by shareholders of the Trust.  B. Randolph Bateman was elected to serve as a Trustee at the February 14, 2008 Board meeting, and William H. Zimmer, III was elected to serve as a Trustee at the November 9, 2006 Board meeting, by the Trustees then in office, but neither has been elected by shareholders. Under Section 16(a) of the 1940 Act, the Board may not elect new Trustees in the absence of shareholder approval unless, after giving effect to the election, at least two-thirds of the Trustees then in office shall have been elected by shareholders. In order to give the Board the ability to add a limited number of new Trustees in the future without the added expense of holding another shareholder meeting (which is not currently contemplated), it is proposed that B. Randolph Bateman and William H. Zimmer, III be elected by shareholders at the same time shareholders approve the addition of Alistair Jessiman.

The role of the Trustees is to oversee the operations of the Trust. The Board is responsible for managing the Trust’s business affairs and for exercising all of the Trust’s powers except those reserved to shareholders.  The Trustees review the Funds’ performance, and select and oversee the services provided to the Funds by Huntington Asset Advisors, Inc., the Funds’ investment advisor (the “Advisor”), and the Trust’s other service providers.

Alistair Jessiman is currently eligible and has consented to serve as a Trustee of the Trust if elected by shareholders. The Board has no reason to believe that Alistair Jessiman will become unavailable for election as Trustee. If elected by shareholders, Alistair Jessiman, like the other Trustees, will hold office without limit in time until death, resignation, retirement (which is mandatory at age 72) or removal, or until the next meeting of shareholders to elect successor Trustees and the election and qualification of his successor. The election of Messrs. Bateman, Zimmer and Jessiman as Trustees of the Trust requires a plurality vote of the shares of the Trust, represented in person or by proxy at the Special Meeting and entitled to vote.

If Messrs. Bateman, Zimmer and Jessiman shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy may be cast for a substitute candidate by the persons named on the proxy card, or their substitutes, present and acting at the Special Meeting. The selection of any substitute candidate for election as a Trustee will be made by the Nominating Committee and approved by a majority of the Trustees who are Independent Trustees.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST AS DESCRIBED IN THIS PROPOSAL 1

PROPOSAL 2 – CHANGE IN FUNDAMENTAL INVESTMENT GOAL OF HUNTINGTON SHORT/INTERMEDIATE FIXED INCOME SECURITIES FUND

Huntington Short/Intermediate Fixed Income Securities Fund (“HSIFISF”) is proposing a change to its investment goal. The current investment goal is “To seek to achieve current income through investment in fixed income securities with a maximum maturity or average life for individual issues of 5 years or less at the time of purchase and a dollar-weighted average portfolio maturity of more than 2 but less than 5 years.” The proposed revised goal is “To seek to achieve current income.”

The proposed goal will provide flexibility to the Advisor by permitting HSIFISF to invest in a broader range of fixed income securities in order to pursue its objective of achieving current income. Although HSIFISF has no intention of changing its current non-fundamental strategy of investing primarily in a portfolio of short and intermediate term securities while maintaining its dollar-weighted average portfolio maturity at more than 2 but less than 5 years, the Advisor believes that perpetual requirements regarding maximum maturity or average life of individual securities, and dollar-weighted average portfolio maturity, are unnecessary and unduly restrictive, and therefore may inhibit the Advisor’s ability to adjust the portfolio at a time when it may be beneficial to adapt to changing market conditions. In that regard, it is currently intended that the maximum maturity of individual securities in HSIFISF’s portfolio will be changed to 6 years, from the current maximum of 5 years.

Approval of this Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of HSIFISF as defined in the 1940 Act.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FUNDAMENTAL INVESTMENT GOAL CHANGE DESCRIBED ABOVE.

INFORMATION ABOUT THE TRUST

During the fiscal year most recently ended, there were 11 meetings of the Board of Trustees of the Trust.  Since B. Randolph Bateman and Thomas J. Westerfield each is an interested Trustee, neither receives fees from the Trust.  All six Board Members attended every regular meeting during the fiscal year.  All Trustees were reimbursed for expenses for attendance at the Board of Trustees meetings.

Any shareholder who wishes to send a communication to the Board of Trustees of the Trust should send the communication to the attention of the Trust’s Secretary at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.  If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Trust’s Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trust’s Secretary at the same address.

After reviewing the communication, the Trust’s Secretary will then immediately forward the communication to the Board of Trustees, the individual Trustee or to the Committee, as applicable.

Nominees, Trustees and Officers

The following tables give information about the Nominees, current Trustees, and the senior officers of the Trust.  Names, addresses, ages (as of the date of the Trust’s most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years, other directorships held by each Trustee or Nominee and total compensation received as a Trustee for the most recent fiscal year are provided below.  Unless otherwise noted, the business address of each person listed below is c/o The Huntington Funds, 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208.  Unless otherwise noted, each officer is elected annually.  The Trust consists of 35 portfolios.  Each Trustee serves as Trustee for all portfolios of the Trust.

As of November 17, 2009, the Trustees and officers as a group owned less than 1% of Shares of the Trust. [CONFIRM AT RECORD DATE]

Interested Nominee Standing for Election

Name Age Positions Held with Trust Length of Time Served	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)
B. Randolph Bateman* Age: 59 41 South High Street Columbus, OH TRUSTEE Began Serving: February 2008	Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present). Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000). Other Directorships Held: None.	$0
*B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its affiliates.

Independent Nominees Standing for Election

Name Age Positions Held with Trust Date Service Began	Principal Occupations During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)

William H. Zimmer, III Age: 55 TRUSTEE Began Serving: December 2006	Principal Occupation: Assistant Treasurer, Dana Corporation (September 2006 to Present) (manufacturing). Previous Positions: Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to January 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003). Other Directorships Held: None	$50,500
Alistair Jessiman Age: 52 TRUSTEE Began Serving: [January 2010]	Principal Occupations: Managing Director, Novantas LLC (September 2005 to Present) (specialist research and advisory firm); President/Founder, Wallace & Mackenzie, Inc. (January 2001 to September 2005) (management consulting firm). Previous Positions: Managing Director or Vice President of various departments, J. P. Morgan (1979 to 2001). Other Directorships Held: Board Member, The Alger Funds; Board Member, National Foundation for Teaching Entrepreneurship.	$0

Interested Trustee

Name Age Positions Held with Trust Length of Time Served	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)
Thomas J. Westerfield † Age: 53 TRUSTEE Began serving: January 2001	Principal Occupation: Since August 2005, of Counsel, Dinsmore & Shohl LLP (law firm). Previous Position: From 1993 to 2005, of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: None.	$59,500
† Thomas J. Westerfield has been deemed an Interested Trustee due to the position he holds with Dinsmore & Shohl LLP, which may be retained to provide legal services to Huntington.

Independent Trustees

Name Age Positions Held with Trust Date Service Began	Principal Occupations During Past Five Years, Previous Position(s) and Other Directorships Held	Total Compensation From Trust (past calendar year)

David S. Schoedinger* Age: 66 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: May 1990	Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc. Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians). Other Directorships Held: None.	$66,500
Tadd C. Seitz Age: 67 TRUSTEE Began serving: June 2006	Principal Occupation: Retired. Previous Positions: Chairman and Chief Executive Officer, The Scotts Company (June 1983 – March 1995); Interim Chief Executive Officer (February 1996 – July 1996). Other Directorships Held: None	$51,500
Mark D. Shary Age: 48 TRUSTEE Began serving: June 2006	Principal Occupations: Private investor (2007 to present). Previous Position: President, Bostech Corporation (2000 to 2002); Chief Executive Officer and President, BestTransport.com, Inc. (2003 to present). Other Directorships Held: None	$60,500
* David S. Schoedinger became Chairman of the Funds on April 30, 2003.

OFFICERS*
Name Age Address Positions Held with Trust	Principal Occupation(s) and Previous Positions
B. Randolph Bateman Age: 59 41 South High Street Columbus, OH PRESIDENT Began Serving: September 2005
Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (February 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Anthony J. Ghoston Age: 49 CHIEF EXECUTIVE OFFICER Began Serving: April 2009
Principal Occupations: President of Unified Fund Services, Inc. (2005 to present); President and Chief Executive Officer of Unified Series Trust (2004 to present).

Previous Positions: Senior Vice President and Executive Vice President of Unified Fund Services, Inc. (2002 to 2005); Chief Information Officer, Unified Financial Services (1997 to 2002); Manager of Information Systems, Unified Fund Services, Inc. (1989 to 1997).

David R. Carson Age: 50 CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER 3805 Edwards Road Suite 3805 Cincinnati, OH Began Serving: September 2005
Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of The Huntington Funds (September 2005 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Capital Group Marketing Manager, Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

Christopher E. Sabato Age: 40 TREASURER 3435 Stelzer Road Columbus, OH Began Serving: May 2005	Principal Occupation: Senior Vice President Fund Services, Citi Fund Services Ohio, Inc. (February 1993 to present).
Alicia G. Powell Age: 33 SECRETARY 1001 Liberty Avenue Pittsburgh, PA Began Serving: May 2007	Principal Occupation: Partner, Reed Smith LLP (January 2008 to present). Previous Position: Associate, Reed Smith LLP (September 2000 to January 2008).
*    Officers do not receive any compensation from the Funds.

COMMITTEES OF THE BOARD OF TRUSTEES
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	David S. Schoedinger Tadd C. Seitz Mark D. Shary (Chairman) William H. Zimmer, III
The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee also serves as the Qualified Legal Compliance Committee.
two
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Compliance	Thomas J. Westerfield (Chairman) David S. Schoedinger Tadd C. Seitz Mark D. Shary William H. Zimmer, III
The purpose of the Compliance Committee is to oversee the Trust’s compliance with the legal and regulatory requirements of the Trust’s operations including compliance with securities laws and regulations.
five
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating	David S. Schoedinger (Chairman) Tadd C. Seitz Mark D. Shary William H. Zimmer, III
The purpose of the Nominating Committee is to nominate a person or persons to serve as a member of the Board of Trustees.  The Nominating Committee will consider nominees recommended by Shareholders.  The Nominating Committee shall be comprised of all Independent Trustees. Recommendations should be submitted to the Nominating Committee in care of The Huntington Funds.
one
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Special Proxy Voting	David S. Schoedinger Tadd C. Seitz Mark D. Shary William H. Zimmer, III	The purpose of the Special Proxy Voting Committee is to consider and determine how to vote on behalf of the Trust with respect to specific votes referred by the Trust’s Advisor.	none
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Investment	Tadd Seitz Thomas Westerfield Mark Shary William Zimmer
The purpose of the Investment Committee is to gain a deeper understanding of the investment management processes and risks of the full Fund complex and individual Funds. To achieve its objective, the Committee shall periodically meet with management, and make recommendations to the full Board, regarding issues relating to the Funds’ performance and investments.
none

The Board has adopted a written charter for the Nominating Committee, a copy of which is attached as Exhibit A to this Proxy Statement.

TRUSTEES’ OWNERSHIP OF SHARES IN A FUND AND IN THE TRUST AS OF DECEMBER 31, 2008

(1) Name of Trustee	(2) Dollar Range of Shares Owned in a Fund	(3) Dollar Range of Shares Owned in The Huntington Funds
David S. Schoedinger		Over $100,000
Dividend Capture Fund	$10,001- $50,000
Income Equity Fund	$10,001- $50,000
Mid Corp America Fund	$10,001- $50,000
New Economy Fund	$10,001- $50,000
Real Strategies Fund	$1- $10,000
Rotating Markets Fund	$10,001- $50,000
Situs Fund	$10,001- $50,000
Thomas J. Westerfield		$1- $10,000
Money Market Fund	$1- $10,000
Dividend Capture Fund	$1- $10,000
International Equity Fund	$1-$10,000
Mid Corp America Fund	$1- $10,000
New Economy Fund	$1-$10,000
Rotating Markets Fund	$1-$10,000
Situs Fund	$1-$10,000
Tadd C. Seitz		$50,001-$100,000
Money Market Fund	$10,001- $50,000
Real Strategies Fund	$1- $10,000
Rotating Markets Fund	$10,001- $50,000
Situs Fund	$10,001- $50,000
Technical Opportunities Fund	$1- $10,000
Mark D. Shary		$10,001- $50,000
Rotating Markets Fund	$10,001- $50,000
William H. Zimmer, III	None	None
B. Randolph Bateman	None	None

Independent Auditors

Ernst & Young LLP is the independent registered public accounting firm for the Huntington Funds.  It is not expected that a representative of Ernst & Young LLP will be present at the Special Meeting to make a statement or respond to appropriate questions.
The following table shows the fees billed by Ernst & Young LLP for the Trust’s last two fiscal years for services to the Trust and to the Adviser and its affiliates that provide ongoing services to the Trust:

Year Ended December 31, 2008				Year Ended December 31, 2007
Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
$407,400	$6,500	$118,050	0	$364,300	$6,000	$71,800	0

___

  The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.
The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES
The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company structure or other matters.
In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain audit services; all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES
The Audit Committee believes that the independent auditor can provide tax services to the Trust such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain tax services; all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES
With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Trustees to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS
Pre-approval fee levels for all services to be provided by the independent auditor are established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES
Requests or applications to provide services that require specific approval by the Audit Committee are submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The percentages of services in the Audit Related Fees, Tax Fees and All Other Fees categories in the table above that were approved by the Audit Committee pursuant to Section 2-01(c)(7)(i)(C) of Regulation S-X were as follows:

The Huntington Funds:

2008-           5%

2007-           8%

Huntington Asset Advisors, Inc. and affiliates:

2008-           0%

2007-           0%

Non-Audit Fees billed to the Trust, the Trust’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2008 - $194,050

Fiscal year ended 2007 - $90,000

The Trust’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Share Ownership of the Funds

Officers and Trustees of the Trust own less than 1% of the Trust’s outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of a class of the outstanding shares of a Fund: ____________.

[TO COME ON RECORD DATE]

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to: The Huntington Funds, 2960 N. Meridian Street, Suite 300, Attn: Huntington Funds Officer, Indianapolis, IN 46208, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

 SHAREHOLDERS ARE REQUESTED TO VOTE BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Trustees

___________________
Alicia G. Powell
Secretary
December  __, 2009

THE HUNTINGTON FUNDS

Investment Advisor
HUNTINGTON ASSET ADVISORS, INC.
41 South High Street
Columbus, OH 43287

Distributor
UNIFIED FINANCIAL SECURITIES, INC.
2960 N. Meridian Street
Suite 300
Attn: Huntington Funds Officer
Indianapolis, IN 46208

Administrator
THE HUNTINGTON NATIONAL BANK
41 South High Street
Columbus, OH 43287

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides (so-called “householding”), as permitted by applicable rules. The Funds’ “householding” program covers their Semi-Annual and Annual Shareholder Reports and any proxy or information statements. Shareholders must give their written consent to participate in the “householding” program. The Funds are also permitted to treat a shareholder as having given consent (“implied consent”) if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to “household” at least sixty (60) days before they begin “householding” and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to “opt out” of “householding.” Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of “householding” at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Funds at 1-800-253-0412.

EXHIBIT A

NOMINATING COMMITTEE CHARTER

THE HUNTINGTON FUNDS
(the “Trust”)

This charter shall be followed by the Nominating Committee of the Board of Trustees (the “Board”) of the Trust.  It sets forth the purpose, authority, and responsibilities of the Nominating Committee, and is reviewed and approved annually by the Board.

Purpose

The Nominating Committee (the "Committee") has as its primary purpose responsibility for the nomination of a person or persons to serve as a member of the Board.

Authority

The Committee has been duly established by the Board, and shall be provided with appropriate resources to effectively discharge its responsibilities.

Composition and Term of Committee Members

The Committee shall be comprised of all Trustees who are not “interested persons” of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (individually, an “Independent Trustee” and collectively the “Independent Trustees”).  The members of the Committee shall designate one member to serve as Chairman of the Committee.

Each member of the Committee shall serve as long as he or she qualifies as an “Independent Trustee.”

Meetings

Meetings of the Committee will be called on an "as needed" basis.  Meetings may be held as often as deemed appropriate by the Committee.  A majority of the members of the Committee shall constitute a quorum for the transaction of business.  The Committee may meet by telephone and may act by unanimous written consent.  The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.

Minutes of each meeting will be taken and circulated to all members of the Committee in a timely manner.  Counsel to the Board will serve as counsel to the Committee, and will be responsible for maintaining the minutes of the Committee's meetings.

Responsibilities

The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, or in the event the Board determines it should be expanded.  Nominees shall be presented by the Committee to the Board for election, or nomination for election by shareholders, as the case may be.  The Committee will follow its written Policy for the Consideration of Trustee Nominees in identifying and evaluating Trustee nominees.

Board Policies

The Committee shall inform each candidate of relevant Board policies, including the Board’s policy regarding Trustee ownership of shares of the Trust’s funds.

Adopted May 4, 2006

Exhibit A

Nominating Committee Members:

David S. Schoedinger
Tadd C. Seitz
Mark D. Shary
William H. Zimmer III

Chairman of the Nominating Committee:

David S. Schoedinger

Revised April 26, 2007

CUSIP 446327504
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 (11/09)

THE HUNTINGTON FUNDS

Proxy for Special Meeting of Shareholders to be held January 29, 2010

The undersigned hereby appoints Anthony Ghoston, John Swhear and Heather Bonds, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of The Huntington Funds which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on January 29, 2010, at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, at 2:00 p.m. (Eastern time), and at any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for The Huntington Funds Special Meeting to be held on January 29, 2010.

The proxy statement for this meeting is available at: ______________________.

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.
CALL: To vote your proxy by phone, call toll-free 1-800-_________ and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

LOG-ON: To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUNDS.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED.   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH  PROPOSAL.

A vote FOR a proposal includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve.  Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

CONTROL NUMBER ____________

To elect three Trustees of the Fund. Nominees: Alistair Jessiman, B. Randolph Bateman and William H. Zimmer III
FOR all nominees	[ ]
WITHHOLD AUTHORITY
TO VOTE for all nominees	[ ]
FOR ALL EXCEPT*	[ ]
*(Instruction: to withhold authority to vote for an individual nominee(s), write the name(s) of the nominee(s) on the line below.

_________________________________________

YOUR VOTE IS IMPORTANT
Please complete, sign and return this
card as soon as possible.                                                               ____________________________
Mark with an X in the box.                                                             Date
                                                                                                           ____________________________
Signature

____________________________
Signature (Joint Owners)

Please sign exactly as your name appears on the books of the Fund.  FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN.  When signing as attorney, executor, administrator, trustee, etc., please give your full title as such.  If a corporation, please sign full corporate name by President or other authorized officer and give full title.  If a partnership, please sign in partnership name by authorized person and give full title.

THE HUNTINGTON FUNDS

Huntington Short/Intermediate Fixed Income Securities Fund

Proxy for Special Meeting of Shareholders to be held January 29, 2010

The undersigned hereby appoints Anthony Ghoston, John Swhear and Heather Bonds, or any one of them, true and lawful attorneys and proxies, with the power of substitution, to vote all shares of the Huntington Short/Intermediate Fixed Income Securities Fund (the “Fund”),  a portfolio of The Huntington Funds, which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on January 29, 2010, at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, at 2:00 p.m. (Eastern time), and at any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for The Huntington Funds Special Meeting to be held on January 29, 2010.

The proxy statement for this meeting is available at: ______________________.

Please see the instructions below if you wish to vote by PHONE, MAIL or via the INTERNET.
CALL: To vote your proxy by phone, call toll-free 1-800-_________ and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

LOG-ON: To vote via the Internet, go to www.proxyonline.com and enter the control number found on the reverse side of this proxy card.

MAIL: To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED.   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH  PROPOSAL.

A vote FOR a proposal includes discretionary authority to vote for a substitute if a nominee listed becomes unable or unwilling to serve.  Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

CONTROL NUMBER ____________

To elect three Trustees of the Fund. Nominees: Alistair Jessiman, B. Randolph Bateman and William H. Zimmer III
FOR all nominees	[ ]
WITHHOLD AUTHORITY
TO VOTE for all nominees	[ ]
FOR ALL EXCEPT*	[ ]
*(Instruction: to withhold authority to vote for an individual nominee(s), write the name(s) of the nominee(s) on the line below.

_________________________________________

To change the fundamental investment goal of the Fund
FOR	[ ]
AGAINST	[ ]
WITHHOLD AUTHORITY
TO VOTE	[ ]

YOUR VOTE IS IMPORTANT
Please complete, sign and return this
card as soon as possible.                                                               ____________________________
Mark with an X in the box.                                                             Date
                                                                                                           ____________________________
Signature

____________________________
Signature (Joint Owners)

Please sign exactly as your name appears on the books of the Fund.  FOR JOINT ACCOUNTS, EACH JOINT OWNER SHOULD SIGN.  When signing as attorney, executor, administrator, trustee, etc., please give your full title as such.  If a corporation, please sign full corporate name by President or other authorized officer and give full title.  If a partnership, please sign in partnership name by authorized person and give full title.